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                                                                    EXHIBIT 10.1

                             REDEMPTION AGREEMENT
                             --------------------

     This Redemption Agreement is made and entered into on this 3rd day of November, 1997, by and between HARRY'S FARMERS MARKET, INC., a Georgia corporation ("HFMI"), and PROGRESSIVE FOOD CONCEPTS, INC., a Delaware corporation ("PFCI").

                                   RECITALS
                                   --------

A. Pursuant to a series of transactions between PFCI and HFMI on January 31, 1997, including, without limitation, the transactions described in that certain Acquisition Agreement, dated January 31, 1997, between HFMI and PFCI (formerly known as "HFMI Acquisition Corporation"), HFMI acquired and now owns 712.3746 shares of common stock, having a par value of $0.01 per share, of PFCI (the "Shares").

B. Pursuant to the Acquisition Agreement, HFMI acquired certain rights against dilution of its interests (the "Anti-Dilution Rights") by requiring PFCI, under certain circumstances, to issue additional shares of common stock to HFMI.

C. HFMI desires to sell to PFCI all of the Shares, as more particularly set forth below, and PFCI desires to purchase the Shares upon the terms and conditions set forth herein.

                                   COVENANTS
                                   ---------

     In consideration of the mutual covenants and agreements hereinafter set forth and other valuable consideration, receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

     1.   REPURCHASE OF THE SHARES.  At the Closing (defined below), PFCI shall
          ------------------------
purchase from HFMI, and HFMI shall sell, transfer, assign, convey and deliver to PFCI, the Shares for the Purchase Consideration (defined below), free and clear and exclusive of any and all liabilities, obligations, liens, claims or encumbrances, whether absolute, accrued, contingent or otherwise (the "Redemption"). Upon completion of the Redemption, HFMI shall have no further rights to receive any additional issuance of shares of PFCI (including, without limitation, pursuant to the Anti-Dilution Rights).

     2.   PURCHASE CONSIDERATION.  The consideration for the Redemption (the
          ----------------------
"Purchase Consideration") shall include the following:

          2.1  $2,500,000 cash;

          2.2 the recharacterization, as of the Closing, of the funds advanced under the Special Development Loan to be part of the Development Loan, as those terms are defined in that certain Amended and Restated Secured Loan Agreement between PFCI and HFMI on June 6, 1997 (the "Loan Agreement");
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          2.3  the further amendment and restatement of the Loan Agreement, in the form attached hereto as Exhibit A (the "Loan Amendment");

          2.4 the amendment of that certain Trust Agreement, dated January 30, 1997, between Wilmington Trust Company, HFMI and PFCI, in the form attached hereto as Exhibit B (the "Trust Amendment");

          2.5 the amendment of that certain Transfer Agreement, dated January 31, 1997, by and between HFMI, PFCI and HFMI Trust, in the form attached hereto as Exhibit C (the "Transfer Amendment");

          2.6 the amendment of that certain Newco License Agreement, dated January 31, 1997, between HFMI Trust and PFCI, in the form attached hereto as Exhibit D (the "Newco License Amendment");

          2.7 the amendment of that certain HFMI License Agreement, dated January 31, 1997, between HFMI Trust and HFMI, in the form attached hereto as Exhibit E (the "HFMI License Amendment");

          2.8 the amendment of that certain Consulting Services Agreement, dated January 31, 1997, between HFMI, PFCI and Harry Blazer, in the form attached hereto as Exhibit F (the "Consulting Amendment"); and

          2.9 the amendment of that certain Secured Loan Agreement, dated January 31, 1997, between Boston Chicken, Inc. and PFCI, in the form attached hereto as Exhibit H (the "BCI Amendment").

     3.   CLOSING.  The closing of the purchase and sale of the Shares (the
          --------
"Closing") shall occur at the offices of PFCI, 14123 Denver West Parkway, Golden, CO 80401, on November 3, 1997, or at such other place and on such other date as the parties may agree. Throughout this Agreement, such event is referred to as the "Closing," and such date and time are referred to as the "Closing Date."

          3.1  At the Closing, HFMI shall do the following:

               3.1.1  HFMI shall execute and deliver to PFCI the Loan Amendment;

               3.1.2 HFMI shall execute and deliver to PFCI the Amended and Restated Development Note as described in the Loan Amendment;

               3.1.3 HFMI shall execute, cause Wilmington Trust Company, as trustee of HFMI Trust, to execute, and deliver to PFCI the Trust Amendment;

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               3.1.4  HFMI shall execute, cause Wilmington Trust Company, as trustee of HFMI Trust, to execute and deliver to PFCI the Transfer Amendment;

               3.1.5 HFMI shall execute, cause Wilmington Trust Company, as trustee of HFMI Trust, to execute, and deliver to PFCI the Newco License Amendment;

               3.1.6 HFMI shall execute, cause Wilmington Trust Company, as trustee of HFMI Trust, to execute, and deliver the HFMI License Amendment;

               3.1.7 HFMI shall execute, cause Harry Blazer to execute, and deliver to PFCI the Consulting Amendment;

               3.1.8 HFMI shall pay to PFCI $2,500,000 toward repayment of a portion of the funds advanced by PFCI under that certain Development Loan, as defined in the Loan Agreement;

               3.1.9 HFMI shall deliver to PFCI one or more certificates evidencing the Shares, along with stock powers executed in blank;

               3.1.10 HFMI shall deliver to PFCI a resolution of its Board of Directors, certified as of the Closing Date by the Secretary or Assistant Secretary of HFMI, authorizing HFMI to execute and deliver this Agreement, the agreements referred to in Sections 3.1.1, 3.1.2, 3.1.3, 3.1.4, 3.1.5, 3.1.6 and 3.1.7 and all other agreements necessary to perfect the transactions described herein;

               3.1.11 HFMI shall deliver to PFCI the consent of Creditanstalt-Bankverein to the transactions described in this Agreement;

               3.1.12 HFMI shall deliver to PFCI the certificate of the Secretary of State of Georgia, dated within 15 days of the Closing, evidencing the existence of HFMI and its good standing as a corporation under the laws of the State of Georgia; and

               3.1.13 HFMI shall deliver to PFCI the opinion of Alston & Bird, dated as of the Closing Date, in the form set forth in Exhibit G hereto.

          3.2  At the Closing, PFCI shall do the following:

               3.2.1  PFCI shall execute and deliver to HFMI the Loan Amendment;

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               3.2.2  PFCI shall execute and deliver to HFMI the Trust
          Amendment;

               3.2.3 PFCI shall execute and deliver to HFMI the Transfer Amendment;

               3.2.4  PFCI shall execute and deliver the Newco License
          Amendment;

               3.2.5 PFCI shall execute and deliver to HFMI the Consulting Amendment;

               3.2.6  PFCI shall deliver to HFMI the $2,500,000 referred to in
          Section 2.1 above;

               3.2.7 PFCI shall deliver or cause to be delivered to HFMI, via wire transfer or bank check, $2,500,000 representing an additional draw by HFMI of and under the Development Loan, as defined in the Loan Agreement;

               3.2.8 PFCI shall cancel, mark "PAID" and return to HFMI that certain Special Development Note, dated June 6, 1997;

               3.2.9 PFCI shall deliver to HFMI an executed copy of the BCI Amendment; and

               3.2.10 PFCI shall deliver to HFMI a resolution of its Board of Directors or a duly-empowered committee of its Board of Directors, certified as of the Closing Date by the Secretary or Assistant Secretary of PFCI, authorizing PFCI to execute and deliver this Agreement, the agreements referred to in Sections 3.2.1, 3.2.2, 3.2.3,
          3.2.4 and 3.2.5 and all other agreements necessary to perfect the transactions described herein.

     4.   REPRESENTATIONS AND WARRANTIES OF HFMI.  In order to induce PFCI to
          ---------------------------------------
enter into this Agreement and to purchase the Shares, HFMI represents and warrants to PFCI as follows:

          4.1 This Agreement has been duly executed and delivered by HFMI and is a valid and legally binding obligation of HFMI, enforceable in accordance with its terms.

          4.2 Neither the execution, delivery and performance of this Agreement by HFMI, nor the consummation by it of the transactions contemplated hereby, will violate any applicable law or regulation, or any order, writ, injunction or decree of the United States or any court, arbitrator or governmental or regulatory official, body, subdivision, instrumentality, agency or authority, whether federal, state or local ("Governmental

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     Body"), or will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions or, or constitute a default under, any agreement to which HFMI is a party or by which he is bound. No permit, any other person, except for the consent of Creditanstalt-Bankverein described in Section 3.1.11, is necessary for the execution and delivery by HFMI of this Agreement or for the consummation by HFMI of the transactions contemplated hereby.

          4.3  The Shares constitute all of HFMI's interests in PFCI.

          4.4 HFMI will deliver to PFCI on the Closing Date good and marketable title to the Shares, free and clear and exclusive of any and all liabilities, obligations, liens, claims or encumbrances, whether absolute, accrued, contingent or otherwise.

          4.5 HFMI has no obligation to pay any fees or commissions to any investment banker, broker, finder or agent with respect to the transactions contemplated by this Agreement.

          4.6 The representations and warranties made by HFMI herein shall be true and correct in all respects on the Closing Date and shall survive until the fifth (5th) anniversary of the date hereof, regardless of any investigation made by or on behalf of any party to this Agreement.

     5.   REPRESENTATIONS AND WARRANTIES OF PFCI.  In order to induce HFMI to
          --------------------------------------
enter into this Agreement and to sell the Shares, PFCI represents and warrants as follows:

          5.1 PFCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. PFCI has the power to execute, deliver and perform its obligations under the terms of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

          5.2 This Agreement has been duly executed and delivered by PFCI and is a valid and legally binding obligation of PFCI, enforceable in accordance with its terms.

          5.3 Neither the execution, delivery and performance of this Agreement by PFCI, nor the consummation by it of the transactions contemplated hereby, will violate any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Body or will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions or, or constitute a default under, any agreement to which PFCI is a party or by which it is bound. No permit, any other person is necessary for the execution and delivery by PFCI of this Agreement or for the consummation by PFCI of the transactions contemplated hereby.

          5.4 PFCI has no obligation to pay any fees or commissions to any investment banker, broker, finder or agent with respect to the transactions contemplated by this Agreement.

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     6.   INDEMNIFICATION.
          ---------------

          6.1 HFMI agrees to indemnify, defend and hold harmless PFCI, its officers, employees and agents (collectively, the "PFCI Indemnified Persons"), from and against all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts incurred or suffered by PFCI or the PFCI Indemnified Persons and arising out of the inaccuracy of any of the representations and warranties made by HFMI in this Agreement or any breach by HFMI of this Agreement. PFCI agrees that neither it nor the PFCI Indemnified Persons shall seek against HFMI, nor shall HFMI be liable for, any consequential, punitive, special or exemplary damages for any breach of this Agreement or the agreements and transactions contemplated hereby.

          6.2 PFCI agrees to indemnify, defend and hold harmless HFMI, its officers, employees and agents (collectively, the "HFMI Indemnified Persons"), from and against all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts incurred or suffered by HFMI or the HFMI Indemnified Persons and arising out of the inaccuracy of any of the representations and warranties made by PFCI in this Agreement or any breach by PFCI of this Agreement. HFMI agrees that neither it nor the HFMI Indemnified Persons shall seek against PFCI, nor shall PFCI be liable for, any consequential, punitive, special or exemplary damages for any breach of this Agreement or the agreements and transactions contemplated hereby.

          6.3 Any person entitled to indemnification hereunder will give prompt written notice to the indemnifying person of any claim with respect to which it seeks indemnification and, unless in such indemnified person's reasonable judgment a conflict of interest between such indemnified and indemnifying persons may exist with respect to such claim, permit such indemnifying person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified person. If such defense is assumed, the indemnifying person will not be subject to any liability for any settlement made by the indemnified person without its or his consent (but such consent will not be unreasonably withheld). An indemnifying person who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying person with respect to such claim, unless in the reasonable judgment of such counsel a conflict of interest may exist between such indemnified person and any other of such indemnified persons with respect to such claim.

     7.   CONDITIONS PRECEDENT.  The obligations of the parties to consummate
          --------------------
the purchase and sale of the Shares and to conclude the various related transactions contemplated hereby shall be subject to the satisfaction or waiver of the following:

          7.1 The respective deliveries of the parties contemplated by Section 3 shall have occurred at or prior to the Closing.

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          7.2  The respective representations and warranties of the parties shall be true and correct on the Closing Date.

          7.3 HFMI shall have obtained all consents or waivers from third parties necessary to convey the Shares to PFCI as described herein.

     8.   RIGHTS REGARDING PFCI BOARD OF DIRECTORS.  Effective as of the
          ----------------------------------------
Closing, notwithstanding any other document or agreement to the contrary, HFMI agrees that it shall have no further rights to participate in the activities of the board of directors of PFCI, including, without limitation, any right to act as an observer, to receive notices of meetings or proposed resolutions or to appoint a member of the board.

     9.   RELEASE.  In further consideration of the Redemption, HFMI, on behalf
          -------
of itself and its officers, directors and shareholders and their respective successors and assigns, hereby releases, relieves, waives and forever discharges PFCI and its subsidiaries, parent and affiliated companies and their respective shareholders, officers, directors, employees, agents, successors and assigns from any and all claims, demands, actions, damages, liabilities and causes of action, whether known or unknown, which such party may have had, may presently have or in the future may have or claim to have that directly or indirectly relate to (and solely to) and arise out of (and solely out of) its ownership of the Shares, including, without limitation, the actions taken by PFCI to guarantee and collateralize certain debt of its parent company, Boston Chicken, Inc.

     10.  MISCELLANEOUS.
          -------------

          10.1 The parties hereto may amend, modify and supplement this Agreement only in such manner as may be agreed upon by them in writing.

          10.2 Each party to this Agreement shall pay all expenses incurred by it in connection with this Agreement, including, without limitation, it legal and accounting fees and expenses, and the commissions, fees and expenses of any person employed or retained by it to bring about, or to represent it in, the transactions contemplated hereby.

          10.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          10.4 This instrument and the exhibits and schedules attached hereto contain the entire agreement of the parties hereto with respect to the purchase of the Shares, and supersede all prior understandings and agreement of the parties with respect to the subject matter hereof. The parties do not intend that this Agreement or the agreements to be executed in relation thereto replace or supersede any provision of the Transaction Agreements unless and except to the extent of any expressed conflict between this Agreement and the related agreements, on the one hand, and the Transaction Agreements, on the other, in which case, the parties desire the provisions of this Agreement and the related agreements to control.

          10.5 The descriptive headings in this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          10.6 This Agreement may be executed in any number of multiple originals and counterparts, each of which shall be deemed an original.

          10.7 All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be sent by reliable overnight courier, by fax or by registered or certified mail, return receipt requested, as follows:


     If to HFMI, addressed to such party at:

                         Harry's Farmers Market, Inc.
                         1180 Upper Hembree Road
                         Roswell, Georgia 30076
                         Attention:  Harry Blazer
                         Fax:    (770) 664-4920

          with a copy to:

                         Alston & Bird
                         One Atlantic Center
                         1201 West Peachtree Street
                         Atlanta, Georgia 30309
                         Attention:   John Latham, Esq.
                         Fax:         (404) 881-7913

     If to PFCI, addressed to such party at:

                         Progressive Food Concepts, Inc.
                         14123 Denver West Parkway
                         Golden, Colorado 80401
                         Attention:  Saad Nadhir
                         Fax:    (303) 216-3490

     or at such other address as the recipient may specify from time to time in writing. Each notice shall be deemed to have been given upon the earlier of the receipt of such notice by the intended recipient thereof, two days after it is sent by overnight courier or sent by fax, or five days after it is mailed by registered or certified mail, return receipt requested.

          10.8 This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts made and to be performed therein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                         HARRY'S FARMERS MARKET, INC.



                         BY:  ________________________________
                         ITS:


                         PROGRESSIVE FOOD CONCEPTS, INC.



                         BY:  ________________________________
                         ITS:

                                   EXHIBIT A
                               (LOAN AMENDMENT)

                                   EXHIBIT B
                               (TRUST AMENDMENT)

                                   EXHIBIT C
                             (TRANSFER AMENDMENT)

                                   EXHIBIT D
                           (NEWCO LICENSE AMENDMENT)

                                   EXHIBIT E
                            (HFMI LICENSE AMENDMENT)

                                   EXHIBIT F
                        (CONSULTING AGREEMENT AMENDMENT)

                                   EXHIBIT G
                           (OPINION OF ALSTON & BIRD)

                                   EXHIBIT H
                                (BCI AMENDMENT)